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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                                  July 1, 2005
                        (Date of earliest event reported)

                                  EPIXTAR CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


           011-15489                                    65-0722193
     (Commission File Number)                (IRS Employer Identification No.)

         11900 Biscayne Boulevard Suite 700
                   Miami, Florida                                   33181
                   --------------                                 ----------
         (Address of Principal Executive Offices)                 (Zip Code)

                                 (305) 503-8600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

         In connection with the termination of the Registrant's consulting and employment relationships with Todd E. Fisch and his wholly-owned company Pisces Marketing Services Corp., effective July 6, 2005, the Registrant and Pisces rescinded the grant to Pisces of 1,500,000 restricted shares of the registrant's subsidiary, Voxx Corporation, pursuant to a Restricted Stock Agreement dated April 20, 2005, which grant and agreement were described in the Registrant's Current Report on Form 8-K filed with the SEC on April 26, 2005.

Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (a)  Not applicable.

     (b) Effective July 1, 2005, David Srour ceased serving as a member of the board of directors of the Registrant.

     (c)  Not applicable.

     (d)  Not applicable.

                                       2

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          EPIXTAR CORP.
                                          (Registrant)


Date: July 12, 2005                       By /s/ IRVING GREENMAN
                                             ---------------------------------
                                             Irving Greenman
                                             Chief Financial Officer